UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 3, 2024
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GINKGO BIOWORKS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-40097	87-2652913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
27 Drydock Avenue
8th Floor
Boston, MA 02210
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (877) 422-5362
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	DNA	NYSE
Warrants to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	DNA.WS	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 3, 2024, the New York Stock Exchange (the “NYSE”) notified Ginkgo Bioworks Holdings, Inc. (the “Company”), and, on September 4, 2024, publicly announced, that the NYSE has determined to (a) commence proceedings to delist the Company’s public warrants which were previously issued in connection with Soaring Eagle Acquisition Corp.’s initial public offering (the “Warrants”), each Warrant exercisable for one-fortieth (1/40) of one share of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), at an exercise price of $11.50 per Warrant, and listed to trade on the NYSE under the symbol “DNA.WS” and (b) immediately suspend trading in the Warrants due to “abnormally low” trading price levels pursuant to Section 802.01D of the NYSE Listed Company Manual.

Trading in the Company’s Class A Common Stock will be unaffected and will continue on the NYSE under the symbol “DNA”.

Item 8.01. Other Events.

On September 3, 2024, the Company received a notice from NYSE that the Company has regained compliance with the continued listing minimum price criteria set forth in Section 802.01C of the NYSE Listed Company Manual and, as a result, will be removed from the NYSE’s noncompliant issuers list. As reported on the Company’s Current Report on Form 8-K filed May 13, 2024, the Company had previously received a notice from the NYSE that it was not in compliance with the continued listing minimum price criteria. As of August 30, 2024, the closing price of the Class A Common Stock on August 30, 2024 and the average closing price of the Class A Common Stock over the 30 trading-day period ending on August 30, 2024 were both above $1.00.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GINKGO BIOWORKS HOLDINGS, INC.

Date: September 4, 2024	By:	/s/ Mark Dmytruk
	Name:	Mark Dmytruk
	Title:	Chief Financial Officer